                                                                   EXHIBIT 10.22



                                 LOAN AGREEMENT


                                     between




                           PALM BEACH COUNTY, FLORIDA


                                       and


                           PALM BEACH BEDDING COMPANY



                                   relating to

                      $7,650,000 PALM BEACH COUNTY, FLORIDA
            VARIABLE RATE DEMAND INDUSTRIAL DEVELOPMENT REVENUE BONDS
                      (PALM BEACH BEDDING COMPANY PROJECT),
                                   SERIES 1996




NOTE:    CERTAIN RIGHTS OF PALM BEACH COUNTY, FLORIDA UNDER THIS LOAN AGREEMENT
         HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR
         OF, FIRST UNION NATIONAL BANK OF FLORIDA, AS TRUSTEE, AND BRANCH
         BANKING AND TRUST COMPANY, AS CREDIT FACILITY TRUSTEE, UNDER A TRUST
         INDENTURE OF EVEN DATE HEREWITH, AS AMENDED OR SUPPLEMENTED FROM TIME
         TO TIME. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED
         FROM THE TRUSTEE AT FIRST UNION NATIONAL BANK OF FLORIDA, MIAMI,
         FLORIDA, ATTENTION: CORPORATE TRUST GROUP.



                            DATED AS OF APRIL 1, 1996
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                                TABLE OF CONTENTS

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ARTICLE 1

         DEFINITIONS AND RULES OF CONSTRUCTION....................................................................2
         Section 1.1       Definitions............................................................................2
         Section 1.2       Rules of Construction..................................................................9

ARTICLE 2

         REPRESENTATIONS.........................................................................................10
         Section 2.1       Representations by the Issuer.........................................................10
         Section 2.2       Representations, Warranties and Covenants by the Company..............................13

ARTICLE 3

         PERMITS AND APPROVALS; COMPANY CONSENT TO ASSIGNMENT....................................................18
         Section 3.1       Approvals Required for the Project....................................................18
         Section 3.2       Company Consent to Assignment of Agreement and Execution
                           of Indenture..........................................................................18

ARTICLE 4

         ISSUANCE OF THE BONDS...................................................................................18
         Section 4.1       Agreement to Issue the Bonds..........................................................18
         Section 4.2       Disbursements from the Project Fund...................................................19
         Section 4.3       Closeout of the Project Fund..........................................................19
         Section 4.4       Disposition of the Balance in the Project Fund........................................19
         Section 4.5       Agreement to Complete the Project; Company Required to Pay in
                            Event Project Fund Insufficient......................................................19
         Section 4.6       No Third Party Beneficiary............................................................19
         Section 4.7       Issuer to Pursue Remedies Against Suppliers, Contractors and
                            Subcontractors and Their Sureties....................................................20

ARTICLE 5

         LOAN BY THE ISSUER TO THE COMPANY; REPAYMENT............................................................20
         Section 5.1       Loan by the Issuer: Repayment.........................................................20
         Section 5.2       Payment Obligations of the Company....................................................20
         Section 5.3       Security for Payments Under the Loan Agreement........................................21
         Section 5.4       Company's Performance Under Indenture.................................................21
         Section 5.5       No Set-Off............................................................................21
         Section 5.6       Prepayments...........................................................................22

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         Section 5.7       Letter of Credit and Reimbursement Agreement..........................................22

ARTICLE 6

         MAINTENANCE AND MODIFICATIONS; TAXES AND UTILITY
         CHARGES; INSURANCE AND EMINENT DOMAIN...................................................................22
         Section 6.1       Maintenance and Modification of the Project by the Company............................22
         Section 6.2       Taxes and Utility Charges.............................................................22
         Section 6.3       Casualty and Liability Insurance Required.............................................23
         Section 6.4       General Requirements Applicable to Insurance..........................................24
         Section 6.5       Advances by the Issuer or the Trustee.................................................25
         Section 6.6       Company to Make Up Deficiency in Insurance Coverage...................................25
         Section 6.7       Eminent Domain........................................................................25
         Section 6.8       Application of Net Proceeds of Insurance and Eminent Domain...........................25
         Section 6.9       Parties to Give Notice................................................................26
         Section 6.10      Credit Facility Issuer Requirements...................................................27

ARTICLE 7

         SPECIAL COVENANTS.......................................................................................27
         Section 7. 1      Access to the Project and Inspection..................................................27
         Section 7.2       Further Assurances and Corrective Instruments.........................................27
         Section 7.3       Recording and Filing: Other Instruments...............................................27
         Section 7.4       Arbitrage Covenants; Notice of Event of Taxability....................................28
         Section 7.5       No Prohibited Payments................................................................29
         Section 7.6       Permitted Investments; Prohibited Payments............................................29
         Section 7.7       Investment in Tax-Exempt Securities...................................................30
         Section 7.8       Administrative Expenses...............................................................30
         Section 7.9       Indemnity Against Claims..............................................................30
         Section 7.10      Release and Indemnification...........................................................31
         Section 7.11      Additional Information................................................................31
         Section 7.12      Existence, Sale of Assets, Consolidation or Merger....................................31
         Section 7.13      Default Certificates..................................................................32
         Section 7.14      Observe Laws..........................................................................32

ARTICLE 8

         ASSIGNMENT, LEASING AND SELLING.........................................................................32
         Section 8.1       Assignment of this Loan Agreement or Lease or Sale of the Project by the Company.................................................................................32
         Section 8.2       Restrictions on Transfer of the Issuer's Rights.......................................33
         Section 8.3       Assignment by the Issuer..............................................................33
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ARTICLE 9

         EVENTS OF DEFAULT AND REMEDIES..........................................................................33
         Section 9.1       Events of Default Defined.............................................................33
         Section 9.2       Remedies on Default...................................................................34
         Section 9.3       Application of Amounts Realized in Enforcement of Remedies............................35
         Section 9.4       No Remedy Exclusive...................................................................35
         Section 9.5       Agreement to Pay Attorneys' Fees and Expenses.........................................35
         Section 9.6       Correlative Waivers...................................................................35

ARTICLE 10

         PREPAYMENTS.............................................................................................35
         Section 10.1      Optional Payments.....................................................................35
         Section 10.2      Mandatory Prepayments.................................................................36
         Section 10.3      Other Mandatory Payments..............................................................36

ARTICLE 11

         REBATE PROVISIONS.......................................................................................37
         Section 11.1      Creation of the Rebate Fund...........................................................37
         Section 11.2      Determinations, Notices and Records of Rebate Amount..................................37
         Section 11.3      Investment Earnings on Bond Funds.....................................................37
         Section 11.4      Filing of Required Rebate.............................................................38

ARTICLE 12

         MISCELLANEOUS...........................................................................................38
         Section 12.1      References to the Bonds Ineffective After Bonds Paid..................................38
         Section 12.2      No Implied Waiver.....................................................................38
         Section 12.3      Issuer Representative.................................................................38
         Section 12.4      Company Representative................................................................38
         Section 12.5      Notices...............................................................................38
         Section 12.6      If Payment or Performance Date Is Other Than a Business Day...........................39
         Section 12.7      Binding Effect........................................................................39
         Section 12.8      Severability..........................................................................39
         Section 12.9      Amendments, Changes and Modifications.................................................40
         Section 12.10     Execution in Counterparts.............................................................40
         Section 12.11     Applicable Law........................................................................40
         Section 12.12     No Charge Against Credit of Issuer....................................................40
         Section 12.13     Issuer Not Liable.....................................................................40
         Section 12.14     Expenses..............................................................................40
         Section 12.15     Amounts Remaining with the Trustee....................................................40
         Section 12.16     References to the Credit Facility Issuer, Credit Facility and Credit
                            Facility Trustee.....................................................................41
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                                 LOAN AGREEMENT


                  This LOAN AGREEMENT, dated as of April 1, 1996 between PALM BEACH COUNTY, FLORIDA (the "Issuer"), a political subdivision under the laws of the State of Florida (the "State"), and PALM BEACH BEDDING COMPANY (the "Company"), a Florida corporation.

                              W I T N E S S E T H:

                  WHEREAS, the Issuer is authorized and empowered pursuant to
Part II, Chapter 159, Florida Statutes, and other applicable provisions of law (the "Act"), to issue its bonds for such purposes as are as provided in the Act; and

                  WHEREAS, the Issuer has heretofore indicated its willingness to issue industrial development revenue bonds under the Act and to use the proceeds of the sale of the Bonds (hereinafter defined) to finance the construction of a 225,000 square foot manufacturing facility and appurtenances in the unincorporated area of the Issuer (the "Project"); and

                  WHEREAS, to obtain funds for such purposes the Issuer will issue and sell its Palm Beach County, Florida, Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Project), Series 1996 in the aggregate principal amount of $7,650,000 (the "Bonds"), under and pursuant to the Act, to be secured by and contain such terms and provisions as are set forth in that certain Trust Indenture (the "Indenture") dated as of April 1, 1996 among the Issuer, Branch Banking and Trust Company, as Credit Facility Trustee (the "Credit Facility Trustee"), and First Union National Bank of Florida, as Trustee (the "Trustee"), and the proceeds from the sale of the Bonds shall be deposited with the Trustee and disbursed in the manner and for the purposes set forth herein and in the Indenture, all as more fully provided herein and therein; and

                  NOW, THEREFORE, in consideration of the respective representations and agreements contained herein, the parties hereto, recognizing that under the Act this Loan Agreement shall never constitute an indebtedness or a charge against the general credit or taxing powers of the Issuer, the State of Florida or any political subdivision thereof within the meaning of any constitutional provision or statutory limitation nor give rise to any pecuniary liability of the Issuer and the Issuer shall not pay or promise to pay any debt or meet any financial obligation to any person at any time in relation to the Project, except from moneys received or to be received under the provisions of this Loan Agreement and from the Credit Facility Issuer under a Credit Facility (each as hereinafter defined) or derived from the exercise of the rights of the Issuer thereunder, agree as follows:

                                    ARTICLE 1

                      DEFINITIONS AND RULES OF CONSTRUCTION

                  Section 1.1 Definitions. In addition to words and terms elsewhere defined in this Loan Agreement and in the Indenture, the following words and terms shall have the following meanings:

                  "Act" shall mean Part II, Chapter 159, Florida Statutes, and other applicable provisions of law.

                  "Administrative Expenses" shall mean the amounts payable pursuant to Section 7.8 hereof by the Company to or for the account of the Issuer to provide for payment of the costs and expenses incurred by the Issuer.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to a Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Bank" shall initially mean First Union National Bank of Florida as issuer of the Letter of Credit, and thereafter any issuer of any Alternate Credit Facility.

                  "Bond" or "Bonds" shall mean the Issuer's Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project), Series 1996, authorized to be issued pursuant to the Bond Resolution in accordance with the Indenture in the aggregate principal amount of $7,650,000, including such Bonds issued in replacement for mutilated, destroyed, lost or stolen Bonds pursuant to Section 2. 10 of the Indenture and any amendments and supplements thereto, and any renewals and extensions thereof, permitted by the Indenture.

                  "Bond Documents" shall mean collectively the Indenture, the Bonds, this Loan Agreement, the Letter of Credit Documents, the Tender Agency Agreement and the Remarketing Agreement.

                  "Bond Resolution" shall mean the resolution adopted by the Issuer on December 19, 1995, authorizing, among other things, the execution and delivery of the Issuer Documents to be signed by the Issuer and the issuance of the Bonds by the Issuer.

                  "Bond Year" means a one-year period commencing on October 1 of each year.

                  "Business Day" means a day on which (a) banks located in each of the cities in which the principal office of the Trustee, the Credit Facility Trustee, the Credit Facility Issuer and the Remarketing Agent is located are not required or authorized by law or executive order

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
to close for business, and (b) The New York Stock Exchange is not closed.

                  "Capital Expenditures" shall have the meaning as specified in
Section 2.2(ab) hereof.

                  "Chairman" shall mean the Chairman of the Board of County Commissioners of the Issuer.

                  "Clerk" shall mean the Clerk of the Board of County Commissioners of the Issuer.

                  "Closing Date" means the date of the issuance and delivery of the Bonds.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Company" shall mean Palm Beach Bedding Company, a Florida corporation, and its successors or assigns and any surviving, resulting or transferee partnership or other entity.

                  "Company Representative" shall mean any one of the persons at the time designated to act on behalf of the Company by written certificate furnished to the Issuer, the Trustee and the Credit Facility Trustee containing the specimen signatures of such persons and signed on behalf of the Company by the President.

                  "Completion Date" shall mean the date of completion of the Project, as that date shall be certified as provided in Section 4.3 hereof.

                  "Consistent Basis" shall mean, in reference to the application of Generally Accepted Accounting Principle, that the accounting principles observed in the period referred to are comparable in all material aspects to those applied in the preceding period, except as to any changes consented to by the Trustee and the Credit Facility Issuer.

                  "Construction," when used in connection with the Project, shall mean, without limitation, the construction, installation and equipping of the Project.

                  "Costs of the Project" shall mean all costs and allowances for the Construction of the Project which are permitted under the Act and which include, but are not limited to, all capital costs of the Project, including the following:

                           (i) the acquisition, construction and installation of
                  the Project;

                           (ii) preparation of the plans and specifications for
                  the Project (including any preliminary study or plan of the Project or any aspect thereof), any labor, services, materials and supplies used or furnished in the Construction of the Project, the construction and installation necessary to provide utility services or other services and all real and tangible personal property deemed necessary by the Company in connection with the Project;

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
                           (iii) the fees for architectural, engineering,
                  supervisory and consulting services in connection with Construction of the Project;

                           (iv) to the extent they shall not be paid by a
                  contractor, the premiums of all insurance and surety and performance bonds required to be maintained in connection with the construction of the Project;

                           (v) any fees and expenses incurred in connection with
                  construction, perfection and protection of title to the Project;

                           (vi) interest prior to and during the period until
                  completion of Construction of the Project; and

                           (vii) any administrative or other fees charged by the
                  Issuer or reimbursement thereof of expenses, in connection with the Project to the completion of Construction of the Project.

                  "Counsel" shall mean an attorney or firm of attorneys acceptable to the Trustee, and may, but need not, be counsel to the Issuer or the Company.

                  "Credit Facility" shall mean the Letter of Credit or any Alternate Credit Facility delivered to the Trustee pursuant to Article 6 of the Indenture.

                  "Credit Facility Issuer" shall mean the Bank with respect to the Letter of Credit and the institution issuing any Alternate Credit Facility.

                  "Determination of Taxability" shall be defined as and shall be deemed to have occurred on the first to occur of the following:

                  (i) on the date when the Company files any statement, supplemental statement or other tax schedule, return or document which discloses that an Event of Taxability shall have in fact occurred;

                  (ii) on the date when any Bondholder or former Bondholder notifies the Company or the Trustee that it has received a written opinion of Bond Counsel to the effect that an Event of Taxability shall have occurred unless, within one (1) year after receipt by the Company of such notification from the Trustee, any Bondholder or any former Bondholder, the Company shall obtain and deliver to the Trustee a favorable ruling or determination letter issued to or on behalf of the Company by the Commissioner or any District Director of Internal Revenue (or any other government official exercising the same or a substantially similar function from time to time) to the effect that, after taking into consideration such facts as form the basis for the opinion that an Event of Taxability has occurred, an Event of Taxability shall not have occurred;

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
                  (iii) on the date when the Company shall be advised in writing by the Commissioner or any District Director of Internal Revenue (or any other government official or agent exercising the same or a substantially similar function from time to time) that, based upon filings of the Company, or upon any review or audit of the Company, or upon any other ground whatsoever, an Event of Taxability shall have occurred;

                  (iv) on the date when the Company shall receive notice in writing from any Bondholder or former Bondholder, or from the Trustee, that the Internal Revenue Service (or any other government agency exercising the same or a substantially similar function from time to time) has assessed as includable in the gross income of any Bondholder or former Bondholder the interest on such Bondholder's or former Bondholder's Bonds due to the occurrence of an Event of Taxability;

provided, however, no Determination of Taxability shall be deemed to have occurred under (iii) or (iv) hereof unless the Company has been afforded the opportunity, at its expense, to contest any such assessment or unfavorable ruling and, further, no Determination of Taxability shall be deemed to have occurred until such contest, if made, has been finally determined.

                  "Eminent Domain" shall mean the taking of title to, or the temporary use of, the Project or any part thereof pursuant to eminent domain or condemnation proceedings, or any voluntary conveyance of any part of the Project during the pendency of, or as a result of a threat of, such proceedings.

                  "Event of Default" or "Default" shall have the meaning set forth in Section 9.1 hereof.

                  "Event of Taxability" shall mean a change in law or fact or the interpretation thereof, or the occurrence or existence of any fact, event or circumstance (including, without limitation, the issuance of obligations or the incurring of capital expenditures in excess of those permitted by Section 144(a)(4) of the Code, or the taking of any action by the Company, or the failure to take any action by the Company, or the making by the Company of a misrepresentation herein or in any certificate required to be given in connection with the issuance, sale or delivery of the Bonds) which has the effect of causing the interest paid or payable on any Bond to become includable in the gross income of any Bondholder or former Bondholder of any Bond other than a Bondholder or former Bondholder who is or was a Substantial User or Related Person.

                  "Fair Market Value" means the price at which a willing buyer would purchase an investment from a willing seller in a bona-fide, arm's length transaction, as more specifically set forth in Section 1.148-5(d)(6) of the Regulations.

                  "Financing Statements" means any and all financing statements (including continuation statements) filed for record from time to time to perfect the security interests created or assigned pursuant to the Bond Documents.

                  "Generally Accepted Accounting Principles" shall mean those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board and its

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
predecessors or pronouncements of the American Institute of Certified Public Accountants or those principles of accounting which have other substantial authoritative support and are applicable in the circumstances as of the date of application, as such principles are from time to time supplemented and amended.

                  "Indenture" shall mean the Trust Indenture of even date herewith by and among the Issuer, the Credit Facility Trustee and the Trustee, together with any amendments or supplements thereof permitted thereby.

                  "Issuer" shall mean Palm Beach County, Florida and its successors and assigns.

                  "Issuer Documents" shall mean collectively the Indenture, the Placement Agent Agreement and this Loan Agreement.

                  "Issuer Representative" shall mean any one of the persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Company, the Trustee and the Credit Facility Trustee containing the specimen signatures of such persons and signed on behalf of the Issuer by the Chairman.

                  "Letter of Credit" shall mean the irrevocable direct pay letter of credit dated April 2, 1996 in the amount of $7,956,000 issued by the Bank, with an initial term of three (3) years, subject to any extensions thereof.

                  "Letter of Credit Documents" shall mean the Letter of Credit, the Reimbursement Agreement, the Mortgage, the Pledge Agreement and any other documents now or hereafter evidencing, securing or guaranteeing the Company's obligations under the Credit Facility.

                  "Local Facilities" means "facilities" (as that term is used in Section 144(a)(4) of the Code) of which the Company, any other Principal User of the Project, or a Related Person of any of the foregoing, is or will be a Principal User and which are located within the unincorporated area of the Issuer. For the purposes of this definition, a "contiguous or integrated facility" (as that term is used in Section 1.103-10(d)(2)(i) of the Regulations) located partly within and partly without the unincorporated area of the Issuer, shall be considered as being located entirely within the unincorporated area of the Issuer.

                  "Loan Agreement" shall mean this Loan Agreement and any amendments and supplements thereto permitted by the Indenture.

                  "Mortgage" shall mean the Mortgage and Security Agreement, dated as of April 1, 1996, from the Company to the Bank, constituting a valid first lien on the Mortgage Property (as defined in the Mortgage), together with all improvements and appurtenances presently located or hereafter to be constructed thereon.

                  "Net Proceeds," when used with respect to (i) any insurance proceeds or (ii) any award resulting from, or other amount received in connection with, Eminent Domain, means the

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
gross proceeds from such proceeds, award or other amount, less all expenses (including attorneys' fees) incurred in the realization thereof.

                  "Non-Purpose Investment" means any investment property (other than a tax exempt obligation under Section 103(a) of the Code) that is not acquired to carry out the governmental purpose of the Bonds.

                  "Overdue Rate" shall mean the Prime Rate, plus five percent per annum, or the maximum contract rate permitted by law, whichever is lower.

                  "Payment of the Bonds" shall mean payment of (i) the principal of and interest on the Bonds in accordance with their terms whether through payment at maturity, upon acceleration or prepayment, (ii) all amounts due as Administrative Expenses or otherwise, and (iii) any and all other liabilities and obligations arising under the Indenture and this Loan Agreement; in any case, payment in such a manner that all such amounts due and owing with respect to the Bonds shall have been paid.

                  "Permitted Encumbrances" shall mean, as of any particular time, (i) liens for ad valorem taxes and special assessments, if any, which are not then delinquent or which are being contested in good faith, (ii) the liens created pursuant to the Indenture and the Mortgage, (iii) judgment liens which remain undischarged and unstayed for not more than thirty (30) days, (iv) mechanic's, materialmen's, warehousemen's, carrier's and other similar liens incurred in the ordinary course of business remaining undischarged or unstayed for not longer than sixty (60) days from the date of attachment thereof, and (v) all liens and encumbrances listed as exceptions to the title insurance policy required by Section 7.l(c) of the Reimbursement Agreement and which liens and exceptions are in all respects satisfactory to the Bank.

                  "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization, association, joint venture, joint-stock company, or a government or agency or political subdivision thereof.

                  "Placement Agent" shall mean the securities dealer, bank or trust company which is designated by the Company with the consent of the Credit Facility Issuer and which will agree to establish the Preliminary Fixed Rate and to use its best efforts to arrange for the sale of Tendered Bonds on the Conversion Date, all as more particularly described in Section 2.2(e) of the Indenture.

                  "Placement Agent Agreement" shall mean that certain letter agreement among the Issuer, the Company and the Placement Agent for the initial placement of the Bonds.

                  "Pledge Agreement" shall mean the Pledge Agreement of even date herewith by the Company to the Bank, and any amendments or supplements thereof.

                  "Prime Rate," prior to the Conversion Date, shall mean that rate of interest per annum announced by First Union National Bank of North Carolina at its principal office in Charlotte, North Carolina, from time to time to be its "prime rate," and after the Conversion Date shall mean the

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
interest rate published in the "Money Rate" table of The Wall Street Journal as such rate (or if a range of rates is published, then the highest rate in such range). In the event that The Wall Street Journal shall abolish or abandon the practice of publishing a "prime rate," or should the same become unascertainable, the Trustee shall designate a comparable reference rate which shall be deemed to be the Prime Rate for purposes hereof.

                  "Principal User" shall have the meaning as specified in
Section 2.2(y) hereof.

                  "Project" shall mean the acquisition, construction and installation of a manufacturing facility, and any other interests in real property, leasehold interest, easements, licenses, and rights in real property hereafter acquired by the Company with proceeds of the Bonds for use in connection with the Project as more particularly described in Exhibit A attached hereto.

                  "Project Fund" shall mean the trust fund so designated which is established pursuant to Section 4.1 of the Indenture.

                  "Qualified Costs" means those Costs of the Project paid or incurred subsequent to September 8, 1995 for the construction, rehabilitation, construction or installation of land or property of a character subject to the allowance for depreciation under Section 167 of the Code and shall include all amounts which are chargeable to the capital account of the Project or would be so chargeable either with a proper execution by the Company or but for a proper election by the Company to deduct such amounts.

                  "Rebate Amount" means all interest income and profits earned on investment of the proceeds of the Bonds which are required to be paid to the United States under Section 148(f) of the Code, calculated and determined in accordance with the Regulations, and any penalties in lieu of making payments of rebate amounts if the Issuer has elected pursuant to Section 148(f)(4)(C)(vii) of the Code to pay such penalties to the United States.

                  "Rebate Fund" means the fund of that name created pursuant to
Section 5.4 of the Indenture and described in Section 11.1 hereof.

                  "Regulations" shall mean the applicable Treasury Regulations under Sections 103 and 141 through 150 of the Code whether at the time proposed, temporary, final or otherwise, including, where applicable, Treasury Regulations under Section 103 of the Internal Revenue Code of 1954, as amended and in effect prior to adoption of the Code.

                  "Reimbursement Agreement" shall mean the Letter of Credit and Reimbursement Agreement, of even date herewith, by and between the Company and the Bank, and any supplements or amendments thereto.

                  "Related Person" means "related person" within the meaning of
Section 147(a)(2) of the Code, which in certain circumstances is determined by reference to Section 267, 707(b) and 1563(a) of the Code, except that "more than 50 percent" is substituted for "at least 80 percent" in Section 1563(a).

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
                  "Remarketing Agent" shall mean First Union National Bank of North Carolina and its successors as provided in Section 12.1 of the Indenture.

                  "Remarketing Agreement" shall mean the Remarketing Agreement of even date herewith between the Company and the Remarketing Agent.

                  "Security Interest" or "security interests" shall refer to the security interests created in the Indenture and the Mortgage and shall have the meaning set forth in the U.C.C.

                  "State" shall mean the State of Florida.

                  "Substantial User" shall have the meaning as specified in the Code.

                  "Tender Agency Agreement" means the Tender Agency Agreement of even date herewith among the Company, the Trustee and the Tender Agent, and any amendments or supplements thereof.

                  "Trustee" shall mean the banking institution at the time serving as Trustee under the Indenture.

                  "Yield" means, on a fixed yield issue, the discount rate that, when used in computing the present value as of the issue date of all unconditionally payable payments of principal, interest, and fees for qualified guarantees on such issue and amounts reasonably expected to be paid as fees for qualified guarantees on such issue, produces an amount equal to the present value, using the same discount rate, of the same aggregate issue price of the issue as of the issue date thereof. The "yield" on an investment allocated to an issue of bonds is the discount rate that, when used in computing the present value as of the date the investment is first allocated to such issue of all unconditionally payable receipts from the investment, produces an amount equal to the present value of all unconditionally payable payments for the investment. The yield on an investment allocated to an issue is computed under the economic accrual method, using the same compounding interval and financial conventions to compute the yield on the issue, for example, if the yield on an investment allocated to an issue is determined on the basis of semi-annual interest compounding, then the yield on the issue shall also be expressed in terms of semi-annual interest compounding.

                  Section 1.2 Rules of Construction.

                  (a) Words of masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, and words of the neuter gender shall be deemed and construed to include correlative words of the masculine and feminine genders.

                  (b) The table of contents, captions and headings in this Loan Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Loan Agreement.

                  (c) All references herein to particular Articles or Sections are references to Articles or Sections of this Loan Agreement unless some other reference is established.

                  (d) All accounting terms not specifically defined herein shall be construed in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

                  (e) All references herein to the Company shall be deemed to refer to each of the Persons if more than one are described by such term. Obligation, duty or liability of the Company shall be a joint and several agreement, obligation, duty or liability of each of the Persons so described by such term.

                  (f) Any terms not defined herein but defined in any of the other Bond Documents shall have the same meaning herein.

                                    ARTICLE 2

                                 REPRESENTATIONS

                  Section 2.1 Representations by the Issuer. The Issuer represents, warrants and agrees as follows:

                  (a) The Issuer is a political subdivision under the laws of the State of Florida.

                  (b) Under the provisions of the Act, the Issuer is duly authorized to enter into, execute and deliver or, if appropriate, accept the Issuer Documents, to issue and deliver the Bonds, to undertake the transactions contemplated by the Issuer Documents and the Bonds and to carry out its obligations hereunder and thereunder.

                  (c) The Issuer proposes to issue the Bonds in the aggregate principal amount of $7,650,000 to construct and equip the Project.

                  (d) By the Bond Resolution, the Issuer has duly authorized the execution, delivery and performance or, if appropriate, acceptance of the Issuer Documents, including the borrowing under and the issuance and performance of the Bonds.

                  (e) The Bonds will be issued under and pursuant to the Indenture and will mature, bear interest, and have the other terms and provisions set forth or provided for in the Indenture.

                  (f) The execution and delivery of and performance under or, if appropriate, acceptance of, the Issuer Documents will not conflict with, or constitute a breach of or default under, or require any consent pursuant to any law or regulation presently applicable to the Issuer (except for such consents and approvals as have heretofore been obtained), any order of any court, regulatory body or arbitral tribunal or any agreement or instrument to which the Issuer is a party or by which it is bound.

                  (g) There are no judicial, regulatory or arbitral proceedings pending or, to the knowledge of the Issuer, threatened against the Issuer which, if decided adversely to the Issuer, would have a material effect on the issuance and sale of the Bonds or any of the transactions of the Issuer in connection therewith.

                  (h) Neither the nature of the Issuer nor any of its activities or properties, nor any relationship between the Issuer and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Issuer in connection with the execution, delivery and performance of this Loan Agreement and the Indenture or the offer, issue, sale or delivery of the Bonds, other than those already obtained, including (i) the public approval of the issuance of the Bonds and compliance with the information reporting requirements contained in Section 147(f) and Section 149(e), respectively, of the Code, (ii) the filing of an election by the Issuer with respect to the Bonds under Section 144(a) of the Code, and (iii) the filing of Financing Statements perfecting the security interests created under the Indenture.

                  (i) When duly executed and delivered on behalf of the Issuer, and assuming the due authorization, execution and delivery by the Company of this Loan Agreement, and the due authorization, execution and delivery by the Credit Facility Trustee and the Trustee of the Indenture, each of the Issuer Documents to which the Issuer is a party shall constitute a valid and binding obligation of the Issuer enforceable in accordance with its terms.

                  (j) No event has occurred and no condition exists with respect to the Issuer which would constitute an "event of default" as defined in this Loan Agreement or the Indenture or which, with the lapse of time or with the giving of notice or both, would become an "event of default" under this Loan Agreement or the Indenture. The Issuer is not in default under the Act or under any other agreement or instrument to which it is a party or by which it is bound.

                  (k) Neither this Loan Agreement nor any of the Pledged Revenues have been pledged or hypothecated in any manner or for any purpose other than as provided in the Indenture as security for the payment of the Bonds. The Bonds constitute the only bonds or other obligations of the Issuer in any manner payable from the revenues to be derived from this Loan Agreement, and except for the Bonds, no bonds or other obligations have been or will be issued on the basis of this Loan Agreement.

                  (l) Neither the representations of the Issuer contained in this Loan Agreement or the Indenture nor any written statement relating to the Issuer furnished to the original purchasers of the Bonds by or on behalf of the Issuer in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

                  (m) With respect to the Bonds, there are no other obligations of the Issuer that have been, are being or will be sold (1) at substantially the same time, (2) under a common plan of marketing and (3) at substantially the same rate of interest.

                  (n) There is pending or, to the knowledge of the undersigned Chairman of the Issuer, threatened no action or proceeding before any court, governmental agency or arbitrator (1) to restrain or enjoin the issuance or delivery of the Bonds or the collection of any revenues pledged under the Indenture, (2) in any way contesting or affecting the authority for the issuance of the Bonds or the validity of any of the Bond Documents, or (3) in any way contesting the existence or powers of the Issuer.

                  (o) To the knowledge of the undersigned Chairman of the Issuer, except for the Bonds, no bonds, notes or other obligations of the Issuer have been issued and are now outstanding, the proceeds of which have been used or are to be used with respect to Local Facilities.

                  (p) In connection with the authorization, issuance and sale of the Bonds, the Issuer has complied with all provisions of the Constitution and laws of the State, including the Act and Section 286.011, Florida Statutes (the "Public Meetings Act").

                  (q) On November 7, 1995, the Issuer adopted a resolution preliminarily approving the issuance of the Bonds. Notice of the meeting at which such resolution was adopted was published at least fourteen (14) days in advance of the date of such meeting.

                  (r) No official or county commissioner of the Issuer has any interest whatsoever in the Company or in the transactions contemplated by this Loan Agreement.

                  (s) The Issuer will not enter into any agreement or instrument which might in any way prevent or materially impair its ability to perform its obligations under the Bond Documents.

                  (t) So long as any Bonds shall remain unpaid, the Issuer will, upon request of the Trustee or the Credit Facility Trustee and provided it shall be furnished with sufficient funds to pay all costs and expenses (including attorney's fees) reasonably incurred by it as such costs and expenses accrue:

                           (1) take all action and do all things which it is
                  authorized by law to take and do in order to perform and observe all covenants and agreements on its part to be performed and observed under the Bond Documents; and

                           (2) execute, acknowledge, where appropriate, and
                  deliver from time to time promptly at the request of the Trustee or the Credit Facility Trustee all such instruments and documents as in the opinion of the Trustee or the Credit Facility Trustee are necessary or desirable to carry out the intent and purpose of the Bonds Documents or any of them.

                  (u) So long as any Bonds shall remain unpaid, the Issuer will not, without the written consent of the Trustee and the Credit Facility Trustee:

                           (i) take any action which, directly or indirectly,
                  adversely affects its existence or status as a political subdivision under the laws of the State;

                           (ii) take any action which would adversely affect the
                  exclusion from gross income for federal income tax purposes of interest on the Bonds; or

                           (iii) pledge any interest in this Loan Agreement, or
                  the amounts to be derived herefrom, other than as contemplated by the Indenture.

                  Section 2.2 Representations, Warranties and Covenants by the Company. The Company represents, warrants and covenants and agrees as follows:

                  (a) The Company is a corporation duly organized and validly existing under the laws of the State. The Company is not in violation of any provision of its Articles of Incorporation, as amended, has the corporate power to enter into and perform this Loan Agreement, and has duly authorized by proper corporate action the execution and delivery of this Loan Agreement, and is qualified to do business and is in good standing under the laws of the State.

                  (b) The Company agrees that during the term of the Loan Agreement it will not (i) dissolve or liquidate, or become a party to any merger or consolidation, (ii) sell, assign, pledge or otherwise transfer more than 50% of its outstanding stock or voting power in a single transaction or a series of transactions, or substantially all of Company's property, assets or business, or a material portion (10% or more) thereof if such a sale is outside the Company's ordinary course of business, or (iii) acquire by purchase, lease or otherwise substantially all, of the property, assets or business of or more than 50% of the outstanding stock or voting power of any other entity; provided however, that the foregoing shall not operate to prevent: (A) mergers or consolidations of any subsidiary into the Company or a sale, transfer or lease of assets by any subsidiary to the Company; or (B) a merger of any corporation or entity into the Company. For any merger or consolidation transaction contemplated above the Company shall be the surviving or continuing corporation or entity and, after giving effect to such transaction, the Company shall be in full compliance with the terms of the Loan Agreement.

                  (c) Neither the execution and delivery of this Loan Agreement, the Mortgage, the Remarketing Agreement, the Tender Agency Agreement or the Pledge Agreement, nor the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions hereof or thereof conflicts with or results in a breach of the articles of incorporation or the bylaws of the Company or the terms, conditions or provisions of any agreement or instrument to which the Company is now a party or by which the Company is bound, or constitutes a default under any of the foregoing, or results in the certification or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any such instrument or agreement.

                  (d) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, known to be pending or threatened against or affecting the Company or any of its officers, nor to the best knowledge of the Company is there any basis therefor, wherein an unfavorable decision, ruling, or finding would materially adversely affect the transactions contemplated by this Loan Agreement or which would adversely affect, in any way, the validity or enforceability of the Bonds, this Loan Agreement, the Pledge Agreement, the Tender

Agency Agreement, the Remarketing Agreement, or any agreement or instrument to which the Company is a party, used or contemplated for use in the consummation of the transactions contemplated hereby.

                  (e) The Project is of the type authorized and permitted by the Act, the description of the Project as forth in Exhibit A hereto is accurate in all material respects and the budget for the Project as set forth in Exhibit A is an accurate summary of the Company's best estimates of the total costs of the Project.

                  (f) The net sale proceeds (as defined in Section 2.2(l) below) of the Bonds will be used only for payment of Costs of the Project. None of the net sale proceeds of the Bonds will be used as working capital or to finance inventory.

                  (g) The Company will use due diligence to cause the Project to be operated in accordance with the laws, rulings, regulations and ordinances of the State and the departments, agencies and political subdivisions thereof. The Company has obtained or will cause to be obtained all requisite approvals of the State and of other federal, state, regional and local governmental bodies for the construction and equipping of the Project.

                  (h) The Company will keep all taxes and assessments against the Project fully paid before the same become delinquent, subject to the Company's right to contest such taxes and assessments in good faith pursuant to
Section 6.2 hereof.

                  (i) The Company will fully and faithfully perform all the duties and obligations which the Issuer has covenanted and agreed in the Indenture to cause the Company to perform, any duties and obligations which the Company is required in the Indenture to perform and any delegable or assignable duties and obligations which the Issuer is required in the Indenture to perform. The foregoing shall not apply to any duty or undertaking of the Issuer which by its nature cannot be delegated or assigned.

                  (j) Except for any architectural, engineering, surveying, soil testing, or similar preliminary activities occurring earlier, the commencement of the construction of the Project, and each of the several components thereof, occurred subsequent to September 8, 1995, which is sixty days prior to the date of adoption by the Issuer of Resolution No. 95-1575. No proceeds of the Bonds will be used to reimburse the Company for amounts paid prior to September 8, 1995, other than for "preliminary expenditures" as defined in Section 1.150-2(f) of the Income Tax Regulations.

                  (k) The Project presently constitutes, and at the completion thereof and until the expiration of the term of this Loan Agreement will constitute, a "project" and a "manufacturing plant" within the meaning of
Section 159.27(5), Florida Statutes.

                  (l) The Company has entered into various contracts providing for the construction and equipping of the Project that collectively create a substantial binding commitment on the Company's part to expend at least five percent (5%) of the net sale proceeds of the Bonds on the Project. For purposes of the preceding sentence and subsection 2.2(m) below, the term "net sale proceeds" means the proceeds actually or constructively received by the Issuer from the sale of the Bonds (including amounts used to pay any underwriters' discount), less the portion of those sales proceeds deposited in any reasonably required reserve or replacement fund directly or indirectly securing payment of the Bonds.

                  (m) The Project consists of land and/or property subject to the allowance for depreciation under the Code, and substantially all of the net sale proceeds of the Bonds, including earnings from the investment thereof, will be used to pay Qualified Costs.

                  (n) No changes shall be made in the Project and no actions will be taken by the Company that shall in any way cause interest on the Bonds to be included in gross income for federal income tax purposes.

                  (o) Based on current facts, estimates and circumstances, the Company currently expects:

                           (1) that the construction and equipping of the
                  Project and the expenditure of all of the net sale proceeds of the Bonds will be completed by April 2, 1999;

                           (2) to proceed with due diligence toward completion
                  of the Project (the work on which has already commenced) and the expenditure of the net sale proceeds of the Bonds in connection with the Project;

                           (3) the net sale proceeds of the Bonds are needed for
                  the purpose of paying all or a part of the Cost of the Project; and

                           (4) the Project will not be sold or disposed of in a
                  manner producing sale proceeds which, together with accumulated proceeds of the Bonds or earnings thereon, would be sufficient to enable the Company to retire substantially all of the Bonds prior to the maturity of the Bonds.

                  (p) As of the date of execution and delivery of this Loan Agreement, there exists no Event of Default or any condition or event which would constitute, or with the passage of time or the giving of notice, or both, would constitute an Event of Default hereunder.

                  (q) The average maturity of the Bonds does not exceed one hundred twenty percent (120%) of the average reasonably expected economic life of the assets being financed with the proceeds of the Bonds, with the average reasonably expected economic life of each asset being measured from the later of the date of issuance of the Bonds or the date such asset is reasonably expected to be placed in service and by taking into account the respective cost of each asset being financed. The information furnished by the Company and used by the Issuer to verify the average reasonably expected economic life of each asset of the Project to be financed with the proceeds of the Bonds is true, accurate and complete.

                  (r) (i) The payment of principal or interest with respect to the Bonds is not guaranteed (in whole or in part) by the United States (or any agency or instrumentality thereof); (ii) five percent (5 %) or more of the proceeds of the Bonds will not be (A) used in making loans the payment of principal and interest with respect to which are to be guaranteed (in whole or in part) by the United States (or any agency or instrumentality thereof), or (B) invested (directly or indirectly) in federally insured deposits or accounts as defined in Section 149(b) of the Code; and (iii) the payment of principal or interest on the Bonds is not otherwise indirectly guaranteed (in whole or in part) by the United States (or any agency or instrumentality thereof).

                  The foregoing provisions of this subsection shall not apply to proceeds of the Bonds being (i) invested for an initial temporary period until such proceeds are needed for the purpose for which such issue was issued; (ii) held in a bona fide debt service fund; (iii) held in a reserve that meets the requirements of Section 148(d) of the Code with respect to reasonably required reserve or replacement funds; (iv) invested in obligations issued by the United States Treasury; or (v) held in a refunding escrow (i.e., a fund containing proceeds of a refunding bond issue established to provide for the payment of principal or interest on one or more prior bond issues); or (vi) invested in other investments permitted under regulations promulgated pursuant to Section 149(b)(3)(B) of the Code.

                  (s) Any information supplied by the Company that has been relied upon by the Issuer and by Bond Counsel with respect to the eligibility of the Project and the exclusion from gross income for federal income tax purposes of interest on the Bonds is true and correct.

                  (t) All proceeds of the Bonds will be used to pay the "cost" (within the meaning of Section 159.44(5), Florida Statutes) of the Project.

                  (u) The Company shall promptly provide written notice to the Issuer and the Trustee and the Credit Facility Trustee if the Company becomes aware of an Event of Default as such term is used in Section 9.1 hereof.

                  (v) All components of the Project are or will be located wholly within the unincorporated boundaries of the Issuer.

                  (w) This Loan Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  (x) There is no other bond or issue of bonds, the interest on which is tax exempt pursuant to Section 144(a) of the Code or Section 103(b)(6) of the Internal Revenue Code of 1954, as amended, part or all of the net proceeds of which are to be used with part or all of the net proceeds of the Bonds with respect to a single building, an enclosed shopping mall, or a strip of offices, stores or warehouses using substantial common facilities, as contemplated by Section 144(a)(9) of the Code. There are no heating, cooling or other facilities shared by the Project and by any other facility financed with tax-exempt bonds. There are no common entrances to plaza , malls, lobbies, parking, elevators or stairways shared by the Project and any other facility financed with tax-exempt bonds used by employees or patrons of the Project and such facility.

                  (y) Neither the Company nor persons related (as such any term is used in the Code) to the Company are owners or principal users (as such term is used in the Code) of any facility (other than the Project) in the unincorporated limits of the Issuer, or outside of, but contiguous with, the unincorporated limits of the Issuer.

                  (z) The Project is not integrated with any facility located outside of the unincorporated limits of the Issuer.

                  (aa) (i) The aggregate authorized face amount of the Bonds allocated to any test-period beneficiary (as such term is used in the Code), when increased by the outstanding tax-exempt facility-related bonds (within the meaning of Section 144(a)(10) of the Code) of such beneficiary, does not exceed $40,000,000. (ii) For purposes of applying subparagraph (i) above, with respect to any issue, the outstanding tax-exempt facility-related bonds of any person who is a test-period beneficiary, as such term is used in the Code, with respect to such issue is the aggregate face amount of all tax-exempt bonds which, within the meaning of Section 144(a)(10)(B)(ii) of the Code, are exempt facility bonds, qualified small issue bonds and qualified redevelopment bonds or industrial development bonds (as defined in Section 103(b)(2) of the Internal Revenue Code of 1954, as in effect on the date before the date of enactment of the Tax Reform Act of 1986) to which Section 141(a) of the Code does not apply: (A) which are allocated to such beneficiary, and (B) which are outstanding on the date of issuance of the Bonds (not including as outstanding any obligation which is to be redeemed from the proceeds of the Bonds). (iii) The amount of any issue shall be allocated so that: (1) except as may otherwise be provided in regulations promulgated under Section 144(a)(10)(C) of the Code, the portion of the face amount of any issue allocated to any test-period beneficiary of the facility financed by the proceeds of such issue (other than an owner of such facility) is an amount which bears the same relationship to the entire face amount of such issue as the portion of such facility used by such beneficiary bears to the entire facility; and (2) except as otherwise provided in regulations promulgated under Section 144(a)(10)(C) of the Code, the portion of the face amount of an issue allocated to any test period beneficiary who is an owner of a facility financed by the proceeds of such issue is an amount which bears the same relationship to the entire face amount of such issue as the portion of such facility owned by such beneficiary bears to the entire facility.

                  (ab) The information furnished by the Company and used by the Issuer in making its election to issue the Bonds pursuant to Section 144(a)(4) of the Code was true and complete as of the date hereof. The aggregate principal amount of all obligations assumed, expenditures made and obligations incurred during the six year period beginning on the date three years prior to the issuance of the Bonds and ending on the date three years after the issuance of the Bonds with respect to Local Facilities (including, without limitation, the leasing of equipment) which constitute "capital expenditures," as that term is used in Section 144(a)(4) of the Code ("Capital Expenditures") (other than those mentioned in Section 144(a)(4)(C) of the Code), by the Company, any other Principal User of the Project, any Related Person of either, or otherwise with respect to Local Facilities, but excluding such Capital Expenditures paid out of the proceeds of the Bonds, did not at any time during the period referenced above exceed $10,000,000.

                  (ac) No customer of the Company is expected to purchase ten percent (10%) or more of the Company's annual output from the Project during the first three years of the term of the Loan Agreement on a basis different than any other customer of the Company (i.e., pursuant to long term contract, take or pay agreement or output contract).

                  (ad) The Project constitutes a "manufacturing facility" within the meaning and contemplation of Section 144(a)(12) of the Code, and any office space included as part of the Project will be (1) located at or within the Project, (ii) directly related to the day-to-day manufacturing operations at the Project, and (iii) de minimis in size and cost in relation to the size and cost of the Project.

                  All of the above representations, warranties, covenants and agreements shall survive the execution of this Loan Agreement.

                                    ARTICLE 3

              PERMITS AND APPROVALS; COMPANY CONSENT TO ASSIGNMENT

                  Section 3.1 Approvals Required for the Project. The Company has obtained or caused to be obtained all necessary permits and approvals for the operation and maintenance of the Project and has complied and will continue to comply with all lawful requirements of any governmental body regarding the use or condition of the Project. The Company may, however, contest any such requirement by an appropriate proceeding diligently prosecuted.

                  Section 3.2 Company Consent to Assignment of Agreement and Execution of Indenture. The Company understands that the Issuer, as security for the payment of the principal of, and the interest on, the Bonds, will assign and pledge to, and create a security interest in favor of, the Trustee and the Credit Facility Trustee pursuant to the Indenture, certain of its rights, title and interest in and to this Loan Agreement including all Pledged Revenues, reserving, however, its rights (a) pursuant to this Loan Agreement providing that notices, approvals, consents, requests and other communications be given to the Issuer, (b) to reimbursement and payment of costs and expenses under this Loan Agreement, and (c) to indemnification and to exemption from liability, both individual [and corporate], under this Loan Agreement, and the Company hereby agrees and consents to such assignment and pledge. The Company acknowledges that it has received a copy of the Indenture and consents to the execution of the same by the Issuer.

                                    ARTICLE 4

                              ISSUANCE OF THE BONDS

                  Section 4.1 Agreement to Issue the Bonds. To provide funds to construct and equip the Project, the Issuer agrees that it will authorize, validate, sell, issue and deliver the Bonds in the aggregate principal amount of $7,650,000 in the manner set forth in the Indenture and cause the proceeds of the Bonds to be applied as provided in the Indenture.

                  Section 4.2 Disbursements from the Project Fund. The Issuer has, in the Indenture, authorized and directed the Trustee to make disbursements from the Project Fund in accordance with the terms of this Loan Agreement.

                  Section 4.3 Closeout of the Project Fund. The Completion Date for the Project shall be promptly established and evidenced to the Trustee and shall be the date on which the Company Representative delivers to the Trustee a certificate stating that, except for amounts retained by the Trustee at the Company's direction for any Cost of the Project not then due and payable, the Construction of the Project has been completed substantially in accordance with the plans and specifications, if any, and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties that exist at the date of such certificate or that may subsequently come into being.

                  Section 4.4 Disposition of the Balance in the Project Fund. Pursuant to the Indenture, as soon as practicable after, and in any event within sixty (60) days from, the Trustee's receipt of the certificate mentioned in
Section 4.3 hereof, all amounts remaining in the Project Fund, including any unliquidated investments made with money theretofore deposited in the Project Fund, except for amounts to be retained in the Project Fund for any Costs of the Project not then due and payable as provided in Section 4.3 hereof, shall be transferred by the Trustee to the Bond Fund and shall be applied to reimburse the Credit Facility Issuer for moneys drawn under the Credit Facility to redeem Bonds pursuant to Section 7.1(c)(3) of the Indenture.

                  Section 4.5 Agreement to Complete the Project; Company Required to Pay in Event Project Fund Insufficient. The Company, as independent contractor and not as agent of the Issuer, agrees to complete the acquisition, construction and installation of the Project with all reasonable dispatch in accordance with the plans and specifications for the Project, if any. In the event the moneys in the Project Fund available for the Project are not sufficient for the Project, the Company agrees to provide such funds and to pay the amount in excess of the moneys available therefor in the Project Fund. The Issuer does not make any warranty, either express or implied, that the moneys paid into the Project Fund will be sufficient for such purpose. The Company agrees that if after exhaustion of the moneys in the Project Fund, the Company should pay any amount to finance the construction and equipping of the Project pursuant to the provisions of this Section, the Company shall not be entitled to any reimbursement therefor from the Issuer, the Trustee or the Bondholders, nor shall the Company be entitled to any diminution of the amounts payable under
Section 5.2 hereof.

                  Section 4.6 No Third Party Beneficiary. It is specifically agreed between the parties executing this Loan Agreement that it is not intended by any of the provisions of any part of this Loan Agreement to create in the public or any member thereof, other than as may be expressly provided herein or as contemplated in the Indenture (which contemplates that the Credit Facility Issuer may become an obligee of the Company by subrogation and/or assignment), a third party beneficiary hereunder, or to authorize anyone not a party to this Loan Agreement to maintain a suit for personal injuries or property damage pursuant to the terms or provisions of this Loan Agreement.

The duties, obligations, and responsibilities of the parties to this Loan Agreement with respect to third parties shall remain as imposed by law.

                  Section 4.7 Issuer to Pursue Remedies Against Suppliers, Contractors and Subcontractors and Their Sureties. At the direction and sole cost of the Company (to the extent that such cost is not payable and actually paid from the Project Fund), the Issuer or the Trustee as its assignee will promptly proceed, either separately or in conjunction with others, to exhaust the remedies of the Issuer against any defaulting supplier, contractor or subcontractor and against any surety therefor, for the performance of any contract made in connection with the Project. If the Company shall so notify the Issuer, the Company may, in its own name or in the name of the Issuer, prosecute or defend any action or proceeding or take any other action involving any such supplier, contractor, subcontractor or surety which the Company deems reasonably necessary, and in such event the Issuer agrees to cooperate fully with the Company and to take all action necessary, to the extent it might lawfully do so, to effect the substitution of the Company for the Issuer in any such action or proceeding. Any moneys recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing prior to the Completion Date shall be paid into the Project Fund and after the Completion Date shall be used to reimburse the Company for any costs disbursed to pay Costs of the Project or in the event the Company did not pay Costs of the Project, such amounts shall be transferred to the Trustee and applied as provided in Section 4.4 hereof.

                                    ARTICLE 5

                  LOAN BY THE ISSUER TO THE COMPANY; REPAYMENT

                  Section 5.1 Loan by the Issuer: Repayment.

                  (a) Upon the terms and conditions of this Loan Agreement, the Issuer shall lend to the Company the proceeds from the sale of the Bonds. The loan shall be evidenced by and repayable as set forth in this Loan Agreement. The loan shall be made by depositing said proceeds in the Project Fund in accordance with the terms of the Indenture.

                  (b) As consideration for the issuance of the Bonds and the making of the loan to the Company by the Issuer, the Company will execute and deliver this Loan Agreement, and the Issuer will assign this Loan Agreement to the Credit Facility Trustee and the Trustee, as the assignee of the Issuer under the Indenture, contemporaneously with the issuance of the Bonds. The Company shall repay the loan in accordance with the provisions of this Loan Agreement.

                  Section 5.2 Payment Obligations of the Company.

                  (a) On the first Business Day of each January, April, July and October beginning on the first Business Day of July, 1996, and in each year thereafter until payment in full of the Bonds, the Company shall pay or cause to be paid to the Trustee for the account of the Issuer as loan payments a sum equal to the amount payable on each such date as principal of (whether at maturity or upon redemption prior to maturity) and interest on the Bonds, as provided in the Indenture. Each loan payment under this Section shall be sufficient to pay the total amount of principal (whether at maturity or upon redemption prior to maturity) and interest payable on such payment date, and if at any payment date the balance in the Bond Fund is insufficient to make required payments of principal and interest on such date, the Company shall forthwith pay any such deficiency. Such payments may be applied by the Trustee to reimburse the Credit Facility Issuer if funds for such payment or redemption are obtained pursuant to a draw under the Credit Facility.

                  Anything herein to the contrary notwithstanding, any amount at any time held by the Trustee in the Bond Fund shall be credited against the next succeeding loan payment and such credit shall reduce the payment to be then made by the Company; and further, if the amount held by the Trustee in the Bond Fund should be sufficient to pay at the times required the principal of and interest on all Bonds then remaining unpaid, the Company shall not be obligated to make any further loan payments under the provisions of this Section.

                  (b) The Company agrees to pay to the Trustee, until the Bonds are paid in full, (i) an amount equal to the annual fee of the Trustee for the ordinary services of the Trustee rendered and its ordinary expenses incurred under the Indenture, (ii) the reasonable fees and charges of the Trustee and any other paying agent for acting as Paying Agent and as Bond Registrar and the reasonable fees of Trustee's Counsel as provided in the Indenture, as and when the same become due, and (iii) the reasonable fees and charges of the Trustee for extraordinary services rendered by it and extraordinary expenses incurred by it under the Indenture, as and when the same become due.

                  If the Company should fail to make any of the payments required in this paragraph, the item or installment so in default shall continue as an obligation of the Company until the same shall have been fully paid, and the Company agrees to pay the same with interest thereon, to the extent legally enforceable, at the Overdue Rate until paid.

                  Section 5.3 Security for Payments Under the Loan Agreement. It is understood and agreed that payments required to be made to the Issuer under this Loan Agreement are assigned and pledged to the Credit Facility Trustee and the Trustee under the Indenture. The Company hereby assents to such assignment and pledge. The Company further agrees that (i) all payments under this Loan Agreement shall be paid directly to the Trustee for the account of the Issuer and shall be deposited in the Bond Fund and (ii) all payments required to be made as provided in Section 5.2(b) hereof shall be paid directly to the Trustee for its own use or for payment to any Paying Agents or Counsel.

                  Section 5.4 Company's Performance Under Indenture. The Company agrees, for the benefit of the holders from time to time of the Bonds, to do and perform all acts and things contemplated in the Indenture to be done or performed by it.

                  Section 5.5 No Set-Off. The obligation of the Company to make the payments required by this Loan Agreement shall be absolute and unconditional. The Company will pay without abatement, diminution or deduction (whether for taxes or otherwise) all such amounts regardless of any cause or circumstance whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim that the Company may have or assert against the Issuer, the Trustee, any Bondholder or any other person. The provisions of this Section 5.5, however, are subject to the provisions of the last paragraph of Section 5.2.

                  Section 5.6 Prepayments. The Company may prepay all or any part of the amounts it is obligated to pay as provided in Section 7.1 of the Indenture with respect to prepayment of the Bonds. Except as provided in this
Section 5.6 and in Sections 10.1, 10.2 and 10.3 hereof, the Company shall not be entitled to cause the Bonds to be prepaid. The Company shall prepay all of the amounts it is required to prepay as provided in Sections 10.2 and 10.3 hereof.

                  Section 5.7 Letter of Credit and Reimbursement Agreement. As a further condition to the Issuer's financing the Project hereunder, the Company shall:

                  (a) cause the Letter of Credit to be issued and delivered to the Credit Facility Trustee as security for the Bonds and until the Conversion Date, cause a Credit Facility meeting the requirements of Section 6.3 of the Indenture to be maintained with the Credit Facility Trustee; and

                  (b) enter into the Reimbursement Agreement with the Bank in form and substance satisfactory to the Bank and execute and deliver the other Letter of Credit Documents required by the Bank.

                                    ARTICLE 6

                MAINTENANCE AND MODIFICATIONS; TAXES AND UTILITY
                      CHARGES; INSURANCE AND EMINENT DOMAIN

                  Section 6.1 Maintenance and Modification of the Project by the Company.

                  (a) The Company agrees that, until Payment of the Bonds shall be made, it will at its own expense, (1) keep the Project or cause the Project to be kept in as reasonably safe condition as its operations shall permit, (2) make or cause to be made from time to time all necessary repairs thereto and renewals and replacements thereof and otherwise keep the Project in good repair and in good operating condition, and (3) not permit or suffer others to commit a nuisance on or about the Project. The Company shall pay or cause to be paid all costs and expenses of operation and maintenance of the Project.

                  (b) The Company may, at its own expense, make from time to time any additions, modifications or improvements to the Project that it may deem desirable for its business purposes and that do not materially impair the effective use or decrease the value of the Project.

                  Section 6.2 Taxes and Utility Charges.

                  (a) The Company shall pay as the same respectively become due,
(1) all taxes, assessments, levies, claims and charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project (including, without limiting the generality of the foregoing, any tax upon or with respect to the income or profits of the Issuer from the Project and that, if not paid, would become a charge on the payments to be made under this Loan Agreement prior to or on a parity with the charge thereon created by the Indenture and including ad valorem, sales and excise taxes, assessments and charges upon the Company's interest in the Project), (2) all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project and (3) all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on any portion of the Project.

                  (b) The Company may, at its expense, contest in good faith any such levy, tax, assessment, claim or other charge, but the Company may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom only if the Company shall notify the Issuer and the Trustee that in the opinion of Counsel, by nonpayment of any such items, the rights of the Trustee with respect to this Loan Agreement created by the assignment under the Indenture, as to the rights assigned under this Loan Agreement or any part of the payments to be made under this Loan Agreement will not be materially endangered, nor will the Project or any part thereof be subject to loss or forfeiture. If the Company is unable to deliver such an opinion of Counsel, the Company shall promptly pay or bond and cause to be satisfied or discharged all such unpaid items or furnish, at the expense of the Company, indemnity satisfactory to the Trustee; but provided further, that any tax, assessment, charge, levy or claim shall be paid forthwith upon the commencement of proceedings to foreclose any lien securing the same. The Issuer, the Credit Facility Trustee and the Trustee, at the expense of the Company, will cooperate fully in any such permitted contest.

                  (c) If the Company shall fail to pay any of the items required to be paid by it pursuant to Section 6.2(a) above, the Issuer or the Trustee may (but shall be under no obligation to) pay the same, and any amounts so advanced therefor by the Issuer or the Trustee shall become an additional obligation of the Company to the one making the advancement which amounts, together with interest thereon at the Overdue Rate, from the date of payment, the Company agrees to pay on demand therefor.

                  (d) The Company shall furnish the Issuer and the Trustee, upon request, with proof of payment of any taxes, governmental charges, utility charges, insurance premiums or other charges required to be paid by the Company under this Loan Agreement.

                  Section 6.3 Casualty and Liability Insurance Required. Until Payment of the Bonds shall be made, the Company will keep the Project properly and continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations including, without limiting the generality of the foregoing, all insurance required under the Reimbursement Agreement or any of the Letter of Credit Documents;

                  (a) prior to completion of the Project, an "all risk" builder's risk insurance on the Project in the amount of not less than the full insurable value thereof and with such other provisions as may be required by the Trustee or the Bank;

                  (b) casualty insurance on the Project in an amount not less than the full insurable value of all property located at, and all improvements to, the Project, against loss or damage by fire and lightning and other hazards ordinarily included under uniform broad form of extended coverage endorsement at the time in use in the State;

                  (c) general comprehensive liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Project (such coverage to include provisions waiving subrogation against the Issuer and the Trustee) in amounts not less than $1,000,000 with respect to bodily injury to any one person, $1,000,000 with respect to bodily injury to two or more persons in any one accident and $1,000,000 with respect to property damage resulting from any one occurrence;

                  (d) liability insurance with respect to the Project under the workers' compensation laws of the State; provided, however, that the insurance so required may be provided by blanket policies or under a self insurance program now or hereafter maintained by the Company; and

                  (e) if at any time any portion of the Project is in an area that has been identified by the Secretary of Housing and Urban Development as having special flood and mudslide hazards, a policy of flood insurance covering improvements located on such portion of the Project with amounts and coverage satisfactory to the Trustee and the Credit Facility Issuer.

                  Section 6.4 General Requirements Applicable to Insurance.

                  (a) Each insurance policy obtained in satisfaction of the requirements of Section 6.3 hereof:

                           (1) shall be by such insurer (or insurers) as shall
                  be financially responsible, qualified to do business in the State and of recognized standing;

                           (2) shall be in such form and have such provisions
                  (including, without limitation, the lenders long-form loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause), as are generally considered standard provisions for the type of insurance involved and are acceptable in all respects to the Trustee and the Credit Facility Issuer;

                           (3) shall prohibit cancellation or substantial
                  modification, termination or lapse in coverage by the insurer without at least thirty (30) days' prior written notice to the Issuer, the Trustee and the Credit Facility Issuer;

                           (4) shall provide that losses thereunder, prior to
                  the occurrence of an Event of Default (or event which, with notice or lapse of time or both, would constitute an Event of Default), shall be adjusted with the insurer by the Company at its expense on behalf of the insured parties and the decision of the Company as to any adjustment shall be final and conclusive; and

                           (5) without limiting the generality of the foregoing,
                  all insurance policies carried on the Project shall name the Company and the Credit Facility Issuer as parties insured thereunder as the respective interests of each of such parties may appear, and any loss thereunder shall be made payable and shall be applied as provided in Section 6.8 hereof.

                  (b) Prior to expiration of any such policy, the Company shall furnish the Issuer and the Trustee with evidence satisfactory to them that the policy or certificate has been renewed or replaced in compliance with this Loan Agreement or is no longer required by this Loan Agreement and the Trustee or Credit Facility Trustee, as the case may be.

                  Section 6.5 Advances by the Issuer or the Trustee. In the event the Company shall fail to maintain, or cause to be maintained, the full insurance coverage required by this Loan Agreement or shall fail to keep or cause to be kept the Project in good repair and good operating condition, the Issuer or the Trustee may (but shall be under no obligation to), after ten (10) days written notice to the Company, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and the Company agrees to reimburse the Issuer and the Trustee to the extent of the amounts so advanced by them or any of them with interest thereon at the Overdue Rate, from the date of advance to the date of reimbursement. Any amounts so advanced by the Issuer or the Trustee shall become an additional obligation of the Company, shall be payable on demand, and shall be deemed a part of the obligation of the Company.

                  Section 6.6 Company to Make Up Deficiency in Insurance Coverage. The Company agrees that to the extent that it shall not carry insurance required by Sections 6.3 and 6.4 hereof, it shall pay promptly to the Trustee for application in accordance with the provisions of Section 6.8 hereof, such amount as would have been received as Net Proceeds by the Trustee under the provisions of Section 6.8 hereof had such insurance been carried to the extent required.

                  Section 6.7 Eminent Domain. Unless the Company shall have prepaid its obligations pursuant to the provisions of Article 10 hereof, in the event that title to, or the temporary use of, the Project or any part thereof shall be taken by Eminent Domain, the Company shall be obligated to continue to make the payments required to be made pursuant to this Loan Agreement and the Net Proceeds received as a result of such Eminent Domain shall be applied as provided in Section 6.8(b) hereof.

                  Section 6.8 Application of Net Proceeds of Insurance and Eminent Domain.

                  (a) The Net Proceeds of the insurance carried pursuant to the provisions of Sections 6.3(b) and 6.3(c) hereof shall be applied by the Company toward extinguishment of the defect or claim or satisfaction of the liability with respect to which such insurance proceeds may be paid.

                  (b) The Net Proceeds of the insurance carried with respect to the Project pursuant to the provisions of Sections 6.3(a) and 6.3(d) hereof (excluding the Net Proceeds of any business interruption insurance, which shall be paid to the Company), and the Net Proceeds resulting from Eminent Domain shall be paid to the Trustee and applied as follows:

                           (1) If the amount of the Net Proceeds does not exceed
                  $50,000, the Net Proceeds shall be paid to the Company and shall be applied to the repair, replacement, renewal or improvement of the Project as necessary.

                           (2) If the amount of the Net Proceeds exceeds
                  $50,000, the Net Proceeds shall be paid to and held by the Trustee as a special trust fund and invested in accordance with Section 6.2 of the Indenture and the provisions of
                  Article 11 hereof pending receipt of written instructions from the Company. At the option of the Company, to be exercised within the period of ninety (90) days from the receipt by the Trustee of such Net Proceeds, the Company shall advise the Trustee that (A) the Company will use the Net Proceeds for the repair, replacement, renewal or improvement of the Project (such funds to be delivered by the Trustee to the Company), or
                  (B) the Net Proceeds shall be applied to the prepayment of the Bonds as provided in Article 10 hereof. If the Company does not advise the Trustee within said period of ninety (90) days that it elects to proceed under clause (A) to use such Net Proceeds for the repair, replacement, renewal or improvement of the Project, such Net Proceeds shall be applied to the repayment of the Bonds pursuant to Article 10 hereof. Any prepayment pursuant to the preceding sentence shall be effected on the next Interest Payment Date not less than thirty (30) days after the expiration of said period of ninety
                  (90) days without an election by the Company.

                  (c) The Company agrees that if it shall elect to use the moneys paid to the Trustee pursuant to Section 6.8(b)(2) for the repair, replacement, renewal or improvement of the Project, it will restore the Project, or cause the same to be done, to a condition substantially equivalent to its condition prior to the occurrence of the event to which the Net Proceeds were attributable. To the extent that the Net Proceeds are not sufficient to restore or replace the Project, the Company shall use its own funds to restore or replace the Project. Prior to the commencement of such work, the Trustee may require the Company to furnish a completion bond, escrow deposit or other satisfactory evidence of the Company's ability to pay or provide for the payment of any estimated costs in excess of the amount of the Net Proceeds. Any balance remaining after any such application of such Net Proceeds shall be paid to the Company. The Company shall be entitled to the Net Proceeds of any insurance or resulting from Eminent Domain relating to property of the Company not included in the Project and not providing security for this Loan Agreement.

                  Section 6.9 Parties to Give Notice. In case of any material damage to or destruction of all or any part of the Project, the Company shall give prompt notice thereof to the Issuer, the Credit Facility Issuer and the Trustee. In case of a taking or proposed taking of all or any part of the Project or any right therein by Eminent Domain, the Company shall give prompt notice thereof to the Issuer, the Credit Facility Issuer and the Trustee. Each such notice shall describe generally the nature and extent of such damage, destruction, taking, loss, proceeding or negotiations.

                  Section 6.10 Credit Facility Issuer Requirements. So long as a Credit Facility is in effect and the Credit Facility Issuer is not is default thereunder, the provisions in the Reimbursement Agreement relating to types, amounts and other features of insurance and the application of Net Proceeds of insurance and eminent domain proceedings shall govern and take priority over the corresponding provisions herein.

                                    ARTICLE 7

                                SPECIAL COVENANTS

                  Section 7.1 Access to the Project and Inspection. The Credit Facility Issuer and the Trustee shall have the right at all reasonable times, upon the furnishing of reasonable notice to the Company under the circumstances, to enter upon the Project site and to examine and inspect the Project. The Trustee and the Credit Facility Issuer and their duly authorized agents shall also have such right of access to the Project as may be reasonably necessary for its proper maintenance, in the event of failure by the Company to perform its obligations relating to maintenance under this Loan Agreement. The Company hereby covenants to execute, acknowledge and deliver all such further documents, and do all such other acts and things as may be necessary to grant to the Credit Facility Issuer and the Trustee such right of entry. The Credit Facility Issuer and the Trustee shall also be permitted, at all reasonable times, to examine the books and records of the Company with respect to obligations of the Company hereunder, but neither shall be entitled to access to trade secrets or other proprietary information (other than financial information) of the Company. All information obtained in any such examination shall be kept confidential and shall not be disclosed except in connection with any proceedings to enforce the Company's obligations hereunder.

                  Section 7.2 Further Assurances and Corrective Instruments. Subject to the provisions of the Indenture, the Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements and amendments hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project and for carrying out the intention or facilitating the performance of this Loan Agreement.

                  Section 7.3 Recording and Filing: Other Instruments.

                  (a) The Company covenants that it will, upon the request of the Credit Facility Trustee and at the Company's expense, cause Counsel in the State to take all steps as are reasonably necessary to render an opinion to the Issuer and the Credit Facility Trustee to the effect that all financing statements, continuation statements, notices and other instruments required by applicable law have been recorded or filed or re-recorded or re-filed in such manner and in such places required by law in order fully to preserve and protect the rights of the Trustee and the Credit Facility Trustee in the granting by the Issuer of certain rights of the Issuer, pursuant to the Indenture, under this Loan Agreement.

                  (b) The Company, the Issuer and the Trustee shall execute and deliver all instruments and shall furnish all information and evidence deemed necessary or advisable by such

Counsel to enable such Counsel to render the opinion referred to in Section 7.3(a). The Company, at the request of the Credit Facility Trustee, shall file and re-file and record and rerecord or cause to be filed and re-filed and recorded and re-recorded all instruments required to be filed and re-filed and recorded or re-recorded pursuant to the opinion of such Counsel and shall continue or cause to be continued the liens of such instruments for so long as the Bonds shall be outstanding, except as otherwise required by this Loan Agreement.

                  Section 7.4 Arbitrage Covenants; Notice of Event of
Taxability.

                  (a) Neither the Company nor the Issuer shall take any action or fail to take any action, and the Company covenants that it will not approve the Trustee's taking any action or failure to take any action or making any investment or use of the proceeds of the Bonds, if such action, use or failure would adversely affect the tax-exempt status of the interest on the Bonds under
Section 103 of the Code or cause any of the Bonds to be an "arbitrage bond" within the meaning of Section 148 of the Code and the Regulations as the same may be applicable to the Bonds at the time of such action, investment or use.

                  (b) The Company shall give prompt written notice to the Issuer, the Trustee and the Credit Facility Trustee of the filing by the Company of any statement, tax schedule, return or document with the Internal Revenue Service which discloses that an Event of Taxability shall have occurred and its receipt of any oral or written advice from the Internal Revenue Service that an Event of Taxability shall have occurred.

                  (c) The Company acknowledges that it has examined the provisions of this Loan Agreement and the certificates executed by the Company in connection with the issuance of the Bonds relating to compliance with the Code and shall comply with the covenants, instructions and guidelines contained herein and therein. The Company's obligation herein and/or therein to make any rebate payments and to prepare and furnish to the Issuer and the Trustee the statements and forms described herein and/or therein shall survive payment in full of the Bonds notwithstanding any provision of this Loan Agreement to the contrary.

                  (d) The Company and the Issuer also covenant and agree that the Company and the Issuer will furnish accurate information necessary to enable Bond Counsel to make any certifications which might be required under the Regulations.

                  (e) Whenever the Issuer shall be required to file, deliver or execute, or produce any reports, notices of other documents while the Bonds are outstanding, the Company shall furnish or cause the proper person to furnish in due time to the Issuer, through the attorney for the Issuer, the completed form of such report, notice or other required document together with (1) a certification by the Company or other proper person required to provide information that such document is accurate, and (2) if requested by the Issuer or if otherwise required herein or in the Indenture, an opinion of Bond Counsel addressed to the Issuer that the report or other document is not in violation of any provision of law or of the documents constituting the complete transcript of proceedings relating to the issuance of the Bonds and that such report, notice or other required document meets the legal requirements for such filing, delivery or execution. In the event of the failure or refusal of the Company or other proper person to comply with this provision, the Company agrees to pay the statement for attorney's fees and administrative time presented by the Issuer for filing, delivering or executing such report or documents, such statement to be paid within thirty (30) days after written notice to the Company by the Issuer.

                  (f) In order to insure that interest on the Bonds is not and will not become subject to federal income taxes as a result of failure of the Bonds to satisfy the requirement of Section 149(e) of the Code, the Company covenants with the Issuer and the Trustee that it will, on or before the date of issuance of the Bonds supply to the Issuer and the Trustee all information required under Internal Revenue Service Form 8038, Information Return for Private Activity Bond Issues (the "Form 8038"), including without limitation the following:

                           (1) the name and address of the Issuer;

                           (2) the date of issue, the amount of lendable
                  proceeds of the issue, and the stated interest rate, term and face amount of each obligation which is part of the issue;

                           (3) where required, the name of the applicable
                  elected representative who approved the issue, or a description of the voter referendum by which the issue was approved; and

                           (4) a description of any property to be financed or
                  refinanced from the proceeds of the Issue.

                  The Company further covenants that on or before the due date thereof, it will cause the Form 8038 to be completed, executed and filed with the appropriate office of the Internal Revenue Service-

                  Section 7.5 No Prohibited Payments. The Company covenants and agrees that it will not purchase, nor will it direct the Trustee to purchase, any Non-Purpose Investment for a price in excess of the Fair Market Value of such investment. This Section shall apply to all investments made by the Company and the Trustee under the Indenture, except for investments of moneys in the Bond Fund in any Bond Year in which earnings on investments in the Bond Fund do not exceed $100,000.00.

                  Section 7.6 Permitted Investments; Prohibited Payments. Reference is made to Section 6.2 of the Indenture, wherein the investments permitted to be made by the Trustee are set forth. For the purpose of determining the Fair Market Value of an investment, the following rules shall apply:

                  (a) The Fair Market Value of a United States Treasury obligation purchased directly from the United States Treasury is its purchase price.

                  (b) The purchase price of a certificate of deposit is treated as its Fair Market Value if the yield on such certificate of deposit is not less than (i) the yield on reasonably comparable direct obligations of the United States and (ii) the highest yield that is published or posted by the provider to be currently available from the provider on reasonably comparable certificates of deposit offered to the public.

                  (c) The purchase price of a guaranteed investment contract is treated as its Fair Market Value on the purchase date if the requirements of
Section 1.148-5(d)(6)(iii) of the Regulations are satisfied.

                  Any investment not described in Sections 7.6(a), 7.6(b), or 7.6(c) of this Section 7.6 or not of a type traded on an established securities market, within the meaning of Section 1273 of the Code, shall not be permitted unless the Trustee receives an opinion of Bond Counsel that such investment will not adversely affect the tax-exempt status of the Bonds. The Company agrees that it shall bear the cost of obtaining such opinion and shall not require the Trustee to make any such investment without said opinion of Bond Counsel.

                  Section 7.7 Investment in Tax-Exempt Securities. Notwithstanding anything to the contrary in Section 7.5 or 7.6, the Trustee may invest moneys under the terms of the Indenture in tax-exempt obligations described in Section 103(a) of the Code (except for "specified private activity bonds," as defined Section 57(a)(5)(C) of the Code) without obtaining any opinion of Bond Counsel, if and to the extent permitted by the Indenture, but all such investments shall be directed and authorized by the Company.

                  Section 7.8 Administrative Expenses. The Company shall pay to or for the account of the Issuer within thirty (30) days after notice thereof all reasonable costs and expenses incurred by the Issuer in connection with the financing and administration of the Project, except such as may be paid out of the proceeds of the Bonds, including, without limitation, the costs of administering this Loan Agreement and the fees and expenses of the Trustee, the Credit Facility Trustee, attorneys, consultants and others.

                  Section 7.9 Indemnity Against Claims.

                  (a) The Company will pay and discharge and will indemnify and hold harmless the Issuer and the Trustee from (1) any lien or charge upon amounts payable hereunder by the Company to the Issuer, and (2) any taxes, assessments, impositions and other charges in respect of the Project.

                  (b) If any claim of any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges, are sought to be imposed, the Issuer or the Trustee, as the case may be, will give prompt notice to the Company, and the Company shall have the right and duty to assume, and shall assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion.

                  Section 7.10 Release and Indemnification. The Company shall at all times protect and hold the Issuer and its members, officers, employees, attorneys and agents harmless against any claims or liability resulting from any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to the Project or the use thereof, including without limitation any lease thereof or assignment of its interest in this Loan Agreement, such indemnification to include reasonable expenses and attorneys' fees incurred by the Issuer and its members, officers, employees, attorneys and agents in connection therewith, provided that such indemnity shall be effective only to the extent of any loss that may be sustained by the Issuer, its members, officers, employees and agents in excess of the Net Proceeds received by it or them from any insurance carrier with respect to such loss and provided further that the benefits of this Section 7. 10 shall not inure to any person other than the Issuer and its members, officers, employees, attorneys and agents.

                  Section 7.11 Additional Information. Until Payment of the Bonds shall have occurred, the Company shall promptly from time to time deliver to the Trustee such information regarding the operations, business affairs and financial condition of the Company as the Trustee may reasonably request. The Trustee is hereby authorized to deliver a copy of any such financial information delivered hereunder to any regulatory authority having jurisdiction over the Trustee and to any other Person as may be required by law. The Issuer and the Trustee are authorized to provide information concerning the outstanding principal amount and payment history of, and other information pertaining to, the Bonds to any agency or regulatory authority of the State requesting such information.

                  Section 7.12 Existence, Sale of Assets, Consolidation or Merger. Unless the Trustee, the Credit Facility Trustee and the Issuer otherwise consent in writing, until Payment of the Bonds shall have occurred, the Company will not sell, transfer or otherwise dispose of all or substantially all of its assets and will not enter into any transaction of merger or consolidation; provided that the Company may, without violating the agreement contained in this Section, consolidate with or merge into another legal entity, or permit one or more legal entities to consolidate with or merge into it, or sell or otherwise transfer to another legal entity or an individual all or substantially all of its assets as an entirety and thereafter dissolve, provided (i) that if a Credit Facility is then in effect, such transaction must be permitted under the Reimbursement Agreement or the prior written consent of the Credit Facility Issuer, must be obtained; (ii) that such acquisition, consolidation, merger or transfer will not affect the tax-exempt status of the interest on the Bonds (and the Company shall provide the Trustee with an opinion of Bond Counsel to such effect); (iii) that if the surviving or resulting legal entity or the transferee, as the case may be, is not the Company or an individual, then such legal entity shall be a legal entity organized and existing under the laws of one of the States of the United States of America and shall be qualified to do business in the State; and (iv) such surviving or resulting entity or transferee, as the case may be, shall assume all of the obligations of the Company under the Bond Documents to which the Company is a party, in which event the Issuer shall release the Company in writing, concurrently with and contingent upon such acquisition, consolidation, merger or transfer; and provided further that, prior to such acquisition, consolidation, merger, or transfer, the Trustee and the Credit Facility Trustee shall be furnished with a certificate from the chief financial officer of the Company stating that none of the covenants contained in this Agreement will be violated as a result of such acquisition, consolidation, merger, or transfer.

                  Section 7.13 Default Certificates. The Company shall deliver to the Trustee and the Credit Facility Trustee forthwith, upon obtaining knowledge of any Event of Default hereunder, under the Indenture or the Reimbursement Agreement, or an event which would constitute such an Event of Default but for the requirement that notice be given or time elapse or both, a certificate of the Company specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto.

                  Section 7.14 Observe Laws. The Company shall observe all applicable laws, regulations and other valid requirements of any regulatory authority with respect to its operations at the Project.

                                    ARTICLE 8

                         ASSIGNMENT, LEASING AND SELLING

                  Section 8.1 Assignment of this Loan Agreement or Lease or Sale of the Project by the Company. The rights of the Company under this Loan Agreement may be assigned, and the Project may be leased or sold as a whole or in part, without the necessity of obtaining the consent of the Issuer, the Trustee or the Credit Facility Trustee, subject to the following conditions:

                  (a) no assignment, transfer, sale or lease shall relieve the Company from primary liability for any of its obligations hereunder, and if any such assignment, transfer, sale or lease occurs, the Company shall continue to remain primarily liable for the payments specified herein and for performance and observance of the other agreements on its part herein provided to be performed and observed by it, subject to the provisions of the last paragraph of
Section 5.2;

                  (b) the assignee, lessee or purchaser shall assume the obligations of the Company hereunder to the extent of the interest assigned, leased or sold;

                  (c) the Company shall, within thirty (30) days after the delivery thereof, furnish or cause to be furnished to the Issuer, to the Trustee and to the Credit Facility Trustee a true and complete copy of each such assignment, instrument of transfer, lease or sale agreement, as the case may be, together with any instrument of assumption;

                  (d) the Company shall, prior to such assignment, transfer, sale or lease, deliver to the Trustee and the Credit Facility Trustee an opinion of Bond Counsel to the effect that such assignment, transfer, sale or lease does not adversely affect the legality of the Bonds or the exclusion of interest on the Bonds from gross income for federal income tax purposes; and

                  (e) if a Credit Facility is in effect, such assignment, transfer, sale or lease must be permitted under the Reimbursement Agreement or the Credit Facility Issuer must have given its prior written consent to such assignment, transfer, sale or lease.

                  Section 8.2 Restrictions on Transfer of the Issuer's Rights. Except for the assignment made pursuant to the Indenture of certain of its rights under this Loan Agreement, the Issuer will not during the term of this Loan Agreement sell, assign, transfer or convey any of its interests in this Loan Agreement except as hereinafter provided in Section 8.3 hereof.

                  Section 8.3 Assignment by the Issuer. It is understood, agreed and acknowledged that the Issuer, as security for payment of the principal of and interest on the Bonds, will grant to the Trustee pursuant to the Indenture, inter alia, certain of its right, title and interest in and to this Loan Agreement (reserving certain of its rights, as more particularly described in the Indenture).

                                    ARTICLE 9

                         EVENTS OF DEFAULT AND REMEDIES

                  Section 9.1 Events of Default Defined. The term "Event of Default" shall mean any one or more of the following events:

                  (a) the failure by the Company to pay when due any payment of principal of or interest on or other amount payable under Section 5.2(a) of this Loan Agreement;

                  (b) the failure of the Issuer to pay when due any payment of principal of or interest on or other amount payable under the Bonds;

                  (c) the failure of the Company to perform any of its obligations under Sections 7.4 hereof;

                  (d) the occurrence of an "Event of Default" or "event of default" under any of the other Bond Documents and the expiration of any applicable notice or cure period;

                  (e) any representation or warranty of the Company contained in
Section 2.2 hereof, in Article 11 hereof or in any document, instrument or certificate delivered pursuant hereto or to the Indenture or in connection with the issuance and sale of the Bonds shall be false, misleading or incomplete in any material respect on the date as of which made;

                  (f) failure by the Company to observe and perform any covenant, condition or agreement on the part of the Company under this Loan Agreement, other than as referred to in the preceding paragraphs of this Section 9.1, for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer, the Credit Facility Trustee or the Trustee, unless the Issuer, the Credit Facility Trustee and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if such default shall be such that it cannot be corrected within the applicable period, it shall not constitute an Event of Default if corrective action is instituted by the Company within the applicable period and diligently pursued until the default is corrected;

                  (g) the commencement against the Company of an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or of any action or proceeding for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or for the winding-up or liquidation of its affairs and the continuance of any such case, action, or proceeding unstayed and in effect for a period of ninety (90) consecutive days; or

                  (h) the commencement by the Company of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to, or its acquiescence in the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of or the consent by it to any assignment for the benefit of creditors, or the failure of the Company generally to pay its debts as such debts become due, or the taking of any action by the Company in furtherance of any of the foregoing.

                  Section 9.2 Remedies on Default.

                  (a) If Payment of the Bonds shall not have been made, whenever any Event of Default referred to in Section 9.1 hereof shall have happened and shall not have been waived:

                           (1) The Issuer may, by written notice, declare all
                  installments of principal repayable pursuant to this Loan Agreement for the remainder of the term hereof to be immediately due and payable, whereupon the same, together with accrued interest thereon as provided for in this Loan Agreement, shall become immediately due and payable without presentment, demand, protest or any other notice whatsoever, all of which are hereby expressly waived by the Company; provided, however, all such amounts shall automatically be and become immediately due and payable without notice upon the occurrence of any event described in Section 9.1(g) or 9.1(h) hereof, which notice the Company hereby expressly waives.

                           (2) The Issuer may take whatever other action at law
                  or in equity may appear necessary or desirable to collect the amounts payable pursuant to this Loan Agreement then due and thereafter to become due, or to enforce the performance and observance of any obligation, agreement or covenant of the Company under this Loan Agreement or under any of the other Bond Documents.

                  (b) In the enforcement of the remedies provided in this
Section 9.2, the Issuer may treat all reasonable expenses of enforcement including, without limitation, legal, accounting and advertising fees and expenses, as additional amounts payable by the Company then due and owing, and the Company agrees to pay such additional amounts upon demand, the amount of such legal fees to be without regard to any statutory presumption.

                  Section 9.3 Application of Amounts Realized in Enforcement of Remedies. Any amounts collected pursuant to action taken under Section 9.2 hereof shall be paid to the Credit Facility Trustee and applied as set forth in
Article 9 of the Indenture.

                  Section 9.4 No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Loan Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon the occurrence of an Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

                  Section 9.5 Agreement to Pay Attorneys' Fees and Expenses. In any Event of Default, if the Issuer, the Trustee, the Credit Facility Trustee, the Credit Facility Issuer or any Bondholder employs attorneys or incurs other expenses for the collection of amounts payable hereunder or for the enforcement of the performance or observance of any covenants or agreements on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Issuer, the Trustee, the Credit Facility Trustee, the Credit Facility Issuer or such Bondholder the reasonable fees of such attorneys and such other reasonable expenses so incurred by the Issuer, the Trustee, the Credit Facility Trustee, the Credit Facility Issuer or such Bondholder, the amount of such fees of attorneys to be without regard to any statutory presumption.

                  Section 9.6 Correlative Waivers. If an "Event of Default" under Section 9. 1 of the Indenture shall be cured or waived and any remedial action by the Credit Facility Trustee or the Trustee rescinded, any correlative default under this Loan Agreement shall be deemed to have been cured or waived.

                                   ARTICLE 10

                                   PREPAYMENTS

                  Section 10.1 Optional Payments.

                  (a) The Company is hereby granted, and shall have, the option to prepay the unpaid principal of the Bonds in whole or in part in accordance with and as set forth in Section 7.1 of the Indenture with respect to the prepayment of the Bonds; provided, all prepayments shall be made in immediately available funds and with interest accrued to the date of prepayment and that any prepayment of the Bonds in part shall be applied to unpaid installments of principal in inverse order of maturity. Any prepayment pursuant to this subsection (a) shall be made by the Company taking, or causing the Issuer to take, the actions required (1) for Payment of the Bonds, in the case of prepayment of the Bonds in whole, or (2) to effect prepayment of less than all of the Bonds according to their terms in the case of a partial prepayment of the Bonds.

                  (b) In the event of damage, destruction or condemnation of the Project or any part thereof, the Company may, at its option, pursuant to Section
6.8 hereof and without penalty or
premium, prepay the Bonds in whole or in part; provided that any such prepayment shall be made in immediately available funds with the interest accrued to the date of whole or partial prepayment. Any prepayment pursuant to this subsection
(b) shall be made by the Company taking, or causing the Issuer to take, the actions required for the full or partial prepayment of the Bond as provided for in subsection (a) hereof.

                  (c) To exercise the option granted in subsection (a) or (b) of this Section 10.1, the Company shall give written notice to the Issuer and the Trustee which shall specify therein (1) the date of the intended prepayment of the Bonds, which shall not be less than thirty (30) nor more than sixty (60) days from the date the notice is mailed and (2) the principal amount of the Bonds to be prepaid. When given, such notice shall be irrevocable by the Company unless the Company in such notice states that it is revocable and requests that the notice of the Trustee to the Bondholders pursuant to Section 7.4 of the Indenture be conditioned on the deposit of Available Moneys with the Trustee no later than the redemption date of the Bonds.

                  Section 10.2 Mandatory Prepayments.

                  (a) In the event of a Determination of Taxability, the Company shall, (1) on a date selected by the Company not more than one hundred eighty
(180) days following the receipt by the Trustee of written notice of a Determination of Taxability, prepay the entire unpaid principal balance of the Bonds in full. Immediately upon the occurrence of a Determination of Taxability, the Company shall notify the Issuer, the Credit Facility Trustee and the Trustee of the date selected for payment pursuant to this Section 10.2

                  (b) During the Variable Rate Period, in the event any Credit Facility is not renewed and an Alternate Credit Facility has not been provided in accordance with Section 6.3 of the Indenture, the Company shall on or before the Interest Payment Date occurring closest to but not after fifteen (15) days prior to the expiration date of the then current Credit Facility, prepay the entire unpaid principal balance of the Bonds in full. The Company shall promptly notify the Issuer, the Credit Facility Trustee and the Trustee of the date selected for such payment.

                  Section 10.3 Other Mandatory Payments. The amounts required to be applied to the repayment of the Bonds by Section 6.8 hereof shall be applied by the Company to prepay, together with accrued interest, all or a portion of the unpaid principal of the Bonds. Such prepayment shall be made by the Company taking, or causing the Issuer to take, the actions required (a) for Payment of the Bonds, in the case of prepayment of the Bonds in whole, or (b) to effect the prepayment of less than all of the Bonds in inverse order of their maturities.

                                   ARTICLE 11

                                REBATE PROVISIONS

                  Section 11.1 Creation of the Rebate Fund.

                  (a) The Issuer shall create and establish with the Trustee a special trust fund in the name of the Issuer to be designated by the Trustee and which is referred to herein as the Rebate Fund (the "Rebate Fund"), which shall be held, invested, expended and accounted for in accordance with this Loan Agreement and the Indenture.

                  (b) Moneys in the Rebate Fund shall be held in trust by the Trustee and, subject to Section 7.4 hereof, shall be held for the benefit of the United States as contemplated under the provisions of this Loan Agreement and shall not be considered to be held for the benefit of the Issuer, the Company, the Trustee or the owners of the Bonds.

                  Section 11.2 Determinations, Notices and Records of Rebate Amount.

                  (a) The Company shall determine the Rebate Amount or cause the same to be determined in the manner provided in Section 148(f) of the Code and the Regulations. The Company shall provide the Trustee and the Issuer with a written copy of each such determination when made; this covenant shall survive the defeasance of any Bonds pursuant to Article 14 of the Indenture. The Company shall retain records of each such determination until a date six (6) years after the retirement of the last Bond. The Company shall make such records available for review by the Issuer and the Trustee upon reasonable notice.

                  (b) The Company shall make payments to the Trustee for deposit in the Rebate Fund in such amounts and at such times as are required by the Code, the Regulations and this Loan Agreement so that the Trustee will have sufficient amounts in the Rebate Fund to pay the Rebate Amount to the United States when required by the Code and the Regulations. In the event that the amount in the Rebate Fund shall be insufficient to make the necessary payment to the United States of the Rebate Amount when required by the Code and the Regulations, the Company shall immediately pay to the Trustee for deposit into the Rebate Fund such insufficiency. The Issuer and the Trustee have no responsibility for calculating, receiving, holding or paying the Rebate Amount nor for compelling the Company to calculate or pay the Rebate Amount.

                  (c) The Company shall furnish the Trustee with all information and forms necessary to cause the Rebate Amount to be properly and timely paid to the United States in accordance with the Code and the Regulations.

                  Section 11.3 Investment Earnings on Bond Funds. For the purpose of determining the amount to be paid into the Rebate Fund hereunder, the Company shall not take into account amounts earned on the investment of moneys in the Bond Fund during a Bond Year (or earnings attributable to the reinvestment of such amounts) if such earnings during the Bond Year in question do not exceed One Hundred Thousand Dollars ($100,000). Pursuant to Section 148-3(k) of the

Regulations, an issue with an average annual debt service that is not in excess of $2,500,000 may be treated as satisfying this $100,000 limitation.

                  Section 11.4 Filing of Required Rebate. Each payment of the Rebate Amount shall be filed by the Company with the Internal Revenue Service Center, Philadelphia, Pennsylvania 19255 and shall be accompanied by (i) a copy of Form 8038-T, and (ii) a statement summarizing the Company's determination of the amount of the Rebate Amount so paid. The Company shall provide the Issuer and the Trustee with copies of all documents and reports required by this Section and filed with the Internal Revenue Service.

                                   ARTICLE 12

                                  MISCELLANEOUS

                  Section 12.1 References to the Bonds Ineffective After Bonds Paid. Upon Payment of the Bonds, all references in this Loan Agreement to the Bonds shall be ineffective and the Issuer and any owner of the Bonds shall not thereafter have any rights hereunder, excepting reporting and payment of rebate payments under Sections 7.4, 11.2 and 11.4 hereof and rights of the Issuer to indemnification and payment of expenses contained, without limitation, in Sections 7.8, 7.9 and 7.10 hereof.

                  Section 12.2 No Implied Waiver. In the event any agreement contained in this Loan Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. Neither any failure nor any delay on the part of the Trustee to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

                  Section 12.3 Issuer Representative. Whenever under the provisions of this Loan Agreement the approval of the Issuer is required or the Issuer is required to take some action at the request of the Company, such approval shall be made or such action shall be taken by the Issuer Representative; and the Company, the Trustee and the Bondholders shall be authorized to rely on any such approval or action.

                  Section 12.4 Company Representative. Whenever under the provisions of this Loan Agreement the approval of the Company is required or the Company is required to take some action at the request of the Issuer, such approval shall be made or such action shall be taken by the Company Representative; and the Issuer, the Trustee and the Bondholders shall be authorized to act on any such approval or action.

                  Section 12.5 Notices.

                  (a) All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered by hand delivery, sent via overnight courier service or mailed by first class, postage prepaid, registered or certified mail, addressed as follows:

                           (1) if to the Issuer, to Board of County
                  Commissioners; Palm Beach County; 301 N. Olive Avenue, West Palm Beach, Florida 33401 (Attention:
                  Chairman);

                           (2) if to the Company, to Palm Beach Bedding Company;
                  1016 Clare Avenue, West Palm Beach, Florida 33401 (Attention:
                  Max C. Harper, Vice President and Chief Financial Officer);

                           (3) if to the Trustee, to First Union National Bank
                  of Florida; 200 S. Biscayne Boulevard, 14th Floor; Miami, Florida 33131, Attention: Corporate Trust Group;

                           (4) if to the Credit Facility Trustee, to Branch
                  Banking and Trust Company; 223 West Nash Street; Wilson, North Carolina 27893 (Attention: Corporate Trust Department); and

                           (5) if to the Bank, to First Union National Bank of
                  Florida; 200 S. Biscayne Boulevard, 14th Floor; Miami, Florida 33131, Attention: International Operations; and

                           (6) if to any successor Trustee, successor Credit
                  Facility Trustee, successor Credit Facility Issuer or Co-Trustee, addressed to it at its principal corporate trust office (Attention: Corporate Trust Department).

                  (b) The Issuer, the Company, the Credit Facility Trustee, the Credit Facility Issuer or the Trustee may, by notice given hereunder, designate from time to time any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

                  Section 12.6 If Payment or Performance Date Is Other Than a Business Day. If the specified or last date for the making of any payment, the performance of any act or the exercising of any right, as provided in this Loan Agreement, shall be a day other than a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day; provided that interest shall accrue during any such period during which payment shall not occur.

                  Section 12.7 Binding Effect. This Loan Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company and their respective successors and assigns, subject to the provisions of Sections 7.12, 8.1, 8.2 and 8.3 hereof.

                  Section 12.8 Severability. In the event any provision of this Loan Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof or thereof.

                  Section 12.9 Amendments, Changes and Modifications. Subsequent to the issuance of the Bonds and prior to Payment of the Bonds, this Loan Agreement and the Indenture may not be effectively amended, changed, modified, altered or terminated except in accordance with the Indenture.

                  Section 12.10 Execution in Counterparts. This Loan Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument, and no one counterpart of which need be executed by all parties.

                  Section 12.11 Applicable Law. This Loan Agreement shall be governed by and construed in accordance with the laws of the State.

                  Section 12.12 No Charge Against Credit of Issuer. No provision hereof shall be construed to impose a charge against the general credit or taxing power of the Issuer or any personal or pecuniary liability upon any member, official, employee or agent of the Issuer.

                  Section 12.13 Issuer Not Liable. Notwithstanding any other provision of this Loan Agreement (a) the Issuer shall not be liable to the Company, the Trustee, the Credit Facility Trustee, any Bondholder or any other Person for any failure of the Issuer to take action under this Loan Agreement, and (b) neither the Issuer nor any officer or member of the Issuer nor any other official, employee, attorney or agent of the Issuer shall be liable to the Company, the Trustee, the Credit Facility Trustee, any Bondholder or any other Person for any action taken by the Issuer or by any of its officers, attorney, servants, agents or employees or for any failure to take action under this Loan Agreement or the Indenture. In acting under this Loan Agreement, or in refraining from acting under this Loan Agreement, the Issuer may conclusively rely on the advice of its counsel.

                  Section 12.14 Expenses. The Company agrees to pay all reasonable fees and expenses incurred in connection with the preparation, execution, delivery, modification, waiver, and amendment of this Loan Agreement, the other Bond Documents and related documents, and the fees and expenses of Bond Counsel, counsel for the Issuer, counsel for the Trustee and any counsel for any Bondholder. The Company also agrees to pay to the Trustee, as and when the same become due, its reasonable fees for services rendered and its expenses incurred as Trustee, including the reasonable fees of its counsel, and such other amounts as the Company herein assumes or agrees to pay, including any costs or expenses necessary to cancel and discharge the Indenture. The Company also agrees to pay all expenses incurred by the Trustee or the Issuer in collection of any indebtedness incurred hereunder in the event of default by the Company, including reasonable attorneys fees, provided that the amount of any legal fees so incurred shall be without regard to any statutory presumption.

                  Section 12.15 Amounts Remaining with the Trustee. Any amounts remaining in the Bond Fund, the Project Fund or otherwise in trust with the Trustee under the Indenture or this Loan Agreement shall, after Payment of the Bonds and all Administrative Expenses in accordance with this Loan Agreement, be disbursed by the Trustee in accordance with the provisions of the Indenture or otherwise as may be required by law.

                  Section 12.16 References to the Credit Facility Issuer, Credit Facility and Credit Facility Trustee. If the Credit Facility is not in effect at any time, all references herein to the Credit Facility Issuer, the Credit Facility and the Credit Facility Trustee shall be deemed ineffective during such time.

                  IN WITNESS WHEREOF, the Issuer and the Company have caused this Loan Agreement to be executed in their respective legal names by their duly authorized representatives as of the date first above written.

                                       PALM BEACH COUNTY, FLORIDA
[OFFICIAL SEAL]
[PALM BEACH FLORIDA]
                                       By:  /s/
                                          -------------------------------------
                                           Chair of its Board of County
                                           Commissioners
ATTEST:

By:        /s/
   -----------------------------
    Clerk of its Board of County
    Commissioners
    JOHN W. DAME
    CHIEF DEPUTY CLERK

                                       PALM BEACH BEDDING COMPANY
(Corporate Seal)

                                       By:  /s/
                                          -------------------------------------
                                           President
ATTEST:
By    /s/
   -----------------------------
    Secretary                          APPROVED AS TO FORM
                                       AND LEGAL SUFFICIENCY

                                       By:  /s/
                                          -------------------------------------
                                           County Attorney

                                    EXHIBIT A

                     Description of Project: Project Budget

A.       Project Purpose

                  The Project consists of the acquisition, construction and installation of a manufacturing facility, consisting of the demolition of two existing buildings, the construction of a building containing approximately 225,000 square feet on a site containing approximately 15.68 acres of land, and the acquisition and installation of related machinery, furniture, fixtures and equipment, to be located in the unincorporated area of Palm Beach County, Florida, at 3774 Interstate Park Road North, Riviera Beach, Florida 33404, and to be owned and operated by the Company and used by the Company to manufacture mattresses and boxsprings.

B.       Components of Project

                  The components of the Project and the Company budget therefor are as follows:


                Description of                                                  Capital
              Project Components                                              Cost (Est'd.)
              ------------------                                              -------------
Land                                                                           $1,051,000
Equipment Purchased Prior to 9/8/095                                              804,669
                                                                               ----------
         Other Costs of Project                                                $1,855,669
Project Equipment Purchased 9/8-12/31/95                                           59,192
Project Equipment Purchased 1/1-4/1/96                                            106,442
Building                                                                        5,775,537
Projected Equipment Purchases 4/1/96 to 4/1/99                                  1,227,696
Company Legal Expenses                                                             20,000
Office Furniture                                                                  125,000
Impact Fees                                                                        80,989
Consulting                                                                         20,000
Capitalized Interest                                                              191,250
                                                                               ----------
         Qualified Costs of Project                                            $7,606,106
                  TOTAL CAPITAL COSTS                                          $9,461,775
                  OF PROJECT                                                   ==========

                                      A-1-

C.       Computation of Loan Amount

         Portion of Total Capital Costs of Project to
         be Financed with Bond Proceeds                                       $7,606,106
         Estimated Qualified Bond Issuance Costs                                 144,822
         Estimated Letter of Credit Fees                                          30,250
         Estimated Investment Earnings on
         Project Fund                                                          (131,178)
                                                                               ---------
                                   LOAN AMOUNT                                $7,650,000
                                                                              ==========

                                      A-2-